UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February  17, 2005
                                                ______________________________


                       Laurel Capital Group, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



          Pennsylvania                0-23010                25-1717451
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                       Identification No.)



2724 Harts Run Road, Allison Park, Pennsylvania                15101
______________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (412) 487-7400
                                                   ___________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

     On February 17, 2005, the Audit Committee of the Board of Directors of Laurel Capital Group, Inc. (the "Company") notified S.R. Snodgrass, A.C. ("Snodgrass") it was being engaged to serve as the Company's independent public accountants, and notified KPMG LLP ("KPMG") it had been dismissed as the Company's independent public accountant, effective immediately. The appointment of Snodgrass and the dismissal of KPMG were effected by the Audit Committee.

     KPMG performed audits of the Company's consolidated financial statements for the fiscal years ended June 30, 2004 and 2003. KPMG's reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period from June 30, 2004 through February 17, 2005, the effective date of KPMG's termination, there were no disagreements between the Company and KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two fiscal years ended June 30, 2004, or through the effective date of KPMG's termination.

     During the two fiscal years ended June 30, 2004 and from June 30, 2004 through the engagement of Snodgrass as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted Snodgrass with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

     The Company provided KPMG with a copy of the foregoing disclosures. A letter from KPMG is attached hereto as Exhibit 16 to this Form 8-K.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  The following exhibits are included with this Report:

       Exhibit No.         Description
       ----------          -----------

       16                  Letter of KPMG LLP dated February 22, 2005


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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         LAUREL CAPITAL GROUP, INC.


                         By: /s/ John A. Howard, Jr.
                            --------------------------------
                            Name:   John A. Howard, Jr.
                            Title:  Senior Vice President and
                                    Chief Financial Officer

Date:  February 23, 2005





























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